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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 1, 2022

Date of Report (Date of earliest event reported)

Primoris Services Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2300 N. Field Street, Suite 1900, Dallas, Texas 75201

(Address of principal executive offices)

(Zip Code)

(214) 740-5600

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PRIM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On August 1, 2022, Primoris Services Corporation, a Delaware corporation (“we,” “us,” “our,” “Primoris” or the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of its acquisition of PLH Group, Inc., (“PLH”). The Original Form 8-K did not include the financial statements of PLH or the pro forma unaudited financial information of the combined company. This Amendment No.1 to the Original Form 8-K (the “Amended Form 8-K”) is filed to include the financial statement information required under Item 9.01 of Form 8-K in connection with the acquisition of PLH.

This Amended Form 8-K amends the Original Form 8-K to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. Except for the filing of such financial statements and pro forma information, this Amended Form 8-K does not modify or update other disclosures in, or exhibits to, the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired.

The audited consolidated financial statements of PLH as of and for the year ended December 31, 2021, is filed as Exhibit 99.1 to this Amended Form 8-K and incorporated by reference herein.

The unaudited consolidated financial statements of PLH as of and for the three months ended March 31, 2022, is filed as Exhibit 99.2 to this Amended Form 8-K and incorporated by reference herein.

(b)	Pro forma financial information.

The required unaudited pro forma consolidated combined financial information with respect to the Company’s acquisition of PLH is filed as exhibit 99.3 to this Amended Form 8-K and incorporated by reference herein.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP

99.1	The audited consolidated financial statements of PLH as of and for the year ended December 31, 2021.

99.2	The unaudited consolidated financial statements of PLH as of and for the three months ended March 31, 2022.

99.3	Unaudited pro forma consolidated combined financial statements as of and for the three months ended March 31, 2022 and for the year ended December 31, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL and included in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Dated: October 12, 2022	By:	/s/ Kenneth M. Dodgen
Kenneth M. Dodgen
Executive Vice President, Chief Financial Officer

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